Commitments and contingencies	12 Months Ended
Dec. 31, 2014
Commitments and contingencies
Commitments and contingencies

25. Commitments and contingencies

a.    Contractual commitment

        Contractual commitments related to office rental, leases signed for co-location services and server rentals, leasehold improvement, building renovation and other purchase obligation are presented in the following table:

	Office Rental	Co-location & Server Rental	Other Purchase Obligation	Total
	RMB	RMB	RMB	RMB
2015	72,322,634	24,555,835	125,515,088	222,393,557
2016	53,169,862	87,680	7,004,852	60,262,394
2017	40,390,061	—	7,148,150	47,538,211
2018	37,477,350	—	4,301,150	41,778,500
2019	7,405,490	—	4,301,150	11,706,640
Thereafter	1,966,094	—	12,309,400	14,275,494

	212,731,491	24,643,515	160,579,790	397,954,796

        The rental expenses including server leasing rental and office rental were approximately RMB158,841,427, RMB203,391,941 and RMB205,077,566 for the years ended December 31, 2012, 2013 and 2014, respectively, and were charged to the Consolidated Statements of Income and Comprehensive Income when incurred.

        In 2011, the Group entered into a limited partnership agreement to invest up to RMB643.5 million in a VC Fund over a nine-year period as a limited partner. The VC Fund is managed by one general partner unrelated to the Group and is focusing on companies with high-growth potentials in certain technology, media and telecommunications sectors. In March 2013, the Group increased its committed capital for an additional RMB396.0 million into the VC Fund, and the investment term was changed to 12 years. As of December 31, 2014, the Group has contributed RMB615.7 million to the VC Fund. The remaining committed capital of RMB423.8 million will be contributed over the remaining investment term upon the capital call by the general partner.

        In June 2014, the Group entered into an agreement to purchase office premises in Chongqing, China at a total price of approximately RMB104.9 million. The Group prepaid RMB5.0 million as a deposit as of December 31, 2014. The purchase was completed in April 2015.

b.    Contingencies

        The Group is subject to a variety of claims and suits that arise from time to time in the ordinary course of its business.

        In December 2013, Shanghai Xuanting Entertainment Information Technology Co., Ltd., an affiliate of Shanda Interactive Entertainment Limited, filed a complaint against PW Literature, alleging that software developed by PW Literature infringed its copyright in a number of novels. The case has not gone to trial as of December 31, 2014. The Group believes the case are without merit and intend to defend the actions vigorously. Regardless of the outcome of this lawsuit, the Group believes that such proceeding, when finally resolved, is unlikely to have a material adverse effect on the Group's results of operations, financial position and cash flows. The possible range of loss cannot be estimated since the case is still at its early stage.

        In May 2014, Uniloc USA, Inc. and Uniloc Uxembourg S.A. sued PW USA for patent infringement in the United State District Court for the District of Texas. The plaintiffs alleged that the product activation system and customer software activation/registration process employed by PW USA infringed their patents. The Group believes that the case is without merit and intend to defend vigorously. The Group does not expect this pending proceeding to have a material adverse effect on the Group's results of operations, financial position and cash flows, even if it is determined against the Group. The possible range of loss cannot be estimated since the case is still at its early stage.

        The Group did not record any other legal contingencies as of December 31, 2014.